Exhibit 10.16

SPOUSAL CONSENT

I, Lin Lizhen (ID No.: ***************), is the legally spouse of Shan Zebing (ID No.: ***************). I hereby unconditionally and irrevocably consent to the execution of the following documents (collectively the “Transaction Documents”, including, for the avoidance of doubt, other relevant documents executed for the purpose of engaging in the transactions contemplated by the Transaction Documents, as the same may be amended from time to time) by Shan Zebing and to the disposal of the equity interest in Beijing Xingengyuan Science and Technology Co., Ltd. (the “Company”) registered in the name of Shan Zebing in accordance with the following Transaction Documents:

1. Exclusive Option Agreement among Shan Zebing, the Company and Wanleduo Network Technology (Beijing) Co., Ltd. (the “WFOE”) on November 12, 2018;

2. Equity Pledge Agreement among Shan Zebing, the Company and WFOE on November 12, 2018;

3. Power of Attorney among Shan Zebing, the Company and the WFOE on November 12, 2018.

I undertake not to make any claims in respect of the equity interest held by Shan Zebing in the Company. I further confirm that the performance by Shan Zebing of the Transaction Documents and further amendment to or termination of the Transaction Documents do not need my further authorization or consent. I undertake to execute all necessary documents and take all necessary actions to ensure that the Transaction Documents shall be duly performed.

I agree and undertake that if I acquire any equity interest in the Company held by Shan Zebing for whatever reason, I shall be bound by the Transaction Documents and comply with my obligations as a shareholder of the Company thereunder, and for this purpose, upon request by the WFOE, I shall sign a series of written documents substantially in the same form and substance as the Transaction Documents.

This Consent Letter shall become effective from the date of signing.

Signature: /s/ Lin Lizhen

Name: Lin Lizhen

Date: November 5, 2018

SPOUSAL CONSENT LETTER